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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 29, 1996, except for Note 4, as to which the date is April 8, 1996 in the Registration Statement (Form S-4) and related Prospectus of Spinnaker Industries, Inc. dated December 24, 1996.

                                                    ERNST & YOUNG LLP

Dallas, Texas
December 17, 1996